UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: October 16, 2003
                        (Date of earliest event reported)



                                ATMEL CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                          0-19032                       77-0051991
   ---------                         -------                       ----------
   (State of                       (Commission                   (IRS Employer

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    incorporation)                 File Number)              Identification No.)



    2325 Orchard Parkway, San Jose, California, 95311
    -------------------------------------------------
        (Address of principal executive offices)

                                 (408) 441-0311
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7.              Financial Statements and Exhibits

(c)                  Exhibits

      Exhibit No.    Description

            99.1 Press Release, dated as of October 16, 2003, entitled "Atmel Announces 12% Year Over Year and 5% Sequential Revenue Growth in its Third Quarter 2003 Financial Results"

Item 12.             Results of Operations and Financial Condition.


                     On October 16, 2003, Atmel Corporation issued a press reporting its results for the three months ended September 30, 2003. The press release is attached as Exhibit 99.1.

                     The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, as amended, or the Exchange Act. Except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ATMEL CORPORATION
                                             (Registrant)

Date: October 16, 2003                  By:   /s/ Francis Barton
                                              ------------------

                                              Francis Barton

                                              Executive Vice President and Chief
                                              Financial Officer


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                                  Exhibit Index

Exhibit No.    Description

       99.1 Press Release, dated as of October 16, 2003, entitled "Atmel Announces 12% Year Over Year and 5% Sequential Revenue Growth in its Third Quarter 2003 Financial Results"


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